Identified Intangible Assets - Schedule of Estimated Amortization Expense for Identified Intangible Assets, excluding Software (Detail) - Other Intangible Assets [Member] $ in Millions	Dec. 31, 2016 USD ($)
Finite-Lived Intangible Assets [Line Items]
2017	$ 1,423
2018	1,432
2019	1,472
2020	1,190
2021	$ 462